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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 26, 2004



                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                      0-13839                  06-1123096
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


              44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code)


                                 (203) 488-6056
              (Registrant's telephone number, including area code)


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

99.1  Press Release dated April 26, 2004.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On April 26, 2004, CAS Medical Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the three months ended March 31, 2004.








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CAS MEDICAL SYSTEMS, INC.


Date: April 26, 2004                    By: /s/ Jeffery A. Baird
                                            --------------------------------
                                            Jeffery A. Baird
                                            Chief Financial Officer and
                                            Principal Accounting Officer